SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2003

WESTERN WIRELESS CORPORATION

(Exact name of registrant as specified in its charter)

Washington	000-28160	91-1638901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3650 131st Avenue S.E. Bellevue, Washington	98006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 586-8700

(Former name or former address, if changes since last report)

ITEM 5. Other Events

Pursuant to Rule 135c of the Securities Act of 1933, as amended, Registrant hereby files its press releases dated June 4, 2003 and June 6, 2003, which are attached hereto as Exhibits 99.1 and 99.2.

ITEM 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated June 4, 2003.

99.2	Press release dated June 6, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN WIRELESS CORPORATION (Registrant)

Date:	June 6, 2003	By:	/s/ JEFFREY A. CHRISTIANSON
Jeffrey A. Christianson Senior Vice President and General Counsel